Exhibit 99.1

N E W S R E L E A SE

For Immediate Release	One American Row
PO Box 5056
Hartford CT 06102-5056
www.phoenixwm.com

Contacts:
Media Relations	Investor Relations
Alice S. Ericson, 860-403-5946	Naomi Baline Kleinman, 860-403-7100
alice.ericson@phoenixwm.com	pnx.ir@phoenixwm.com

Phoenix Completes De-stacking of Insurance Company Subsidiaries

Hartford, Conn., July 29, 2015 –The Phoenix Companies, Inc. (NYSE: PNX) (“Phoenix”) today announced that it completed the previously disclosed de-stacking of its insurance company subsidiaries, which are now all direct subsidiaries of Phoenix. Prior to the de-stacking, Phoenix Life Insurance Company (“PLIC”), a direct subsidiary of Phoenix, was the indirect parent of PHL Variable Insurance Company (“PHL Variable”), American Phoenix Life and Reassurance Company (“APLAR”) and Phoenix Life and Annuity Company (“PLAC”).

The de-stacking was completed through an extraordinary dividend of PHL Variable, APLAR and PLAC from PLIC to Phoenix, effective July 1, 2015 and based on the June 30, 2015 statutory carrying value of the three subsidiaries. It was approved by the New York State Department of Financial Services, which regulates PLIC, and the Connecticut Insurance Department, which regulates the other three subsidiaries.

The de-stacking resulted from discussions Phoenix had with its regulators regarding the previously disclosed reinsurance treaty between PLIC and PHL Variable, which was executed on June 30, 2015.  Phoenix management continues to believe the reinsurance treaty and de-stacking will create a more streamlined regulatory structure and further strengthen the enterprise.

Phoenix will provide more detail on the impact of the reinsurance treaty and de-stacking with second quarter 2015 financial results.

ABOUT PHOENIX

The Phoenix Companies, Inc. (NYSE:PNX) helps financial professionals provide solutions, including income strategies and insurance protection, to families and individuals planning for or living in retirement. Founded as a life insurance company in 1851, Phoenix offers products and services
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The Phoenix Companies, Inc. … 2

designed to meet financial needs in the middle income and mass affluent markets. Its distribution subsidiary, Saybrus Partners, Inc., offers solutions-based sales support to financial professionals and represents Phoenix’s products among key distributors, including independent marketing organizations and brokerage general agencies. Phoenix is headquartered in Hartford, Connecticut, and has two insurance company operating subsidiaries: Phoenix Life Insurance Company, which has its statutory home office in East Greenbush, New York, and PHL Variable Insurance Company, which has its statutory home office in Hartford, Connecticut. PHL Variable files annual and other periodic reports under the Securities Exchange Act of 1934. For more information, visit www.phoenixwm.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to, or representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of restatements of financial statements and the failure by Phoenix and its wholly owned subsidiary, PHL Variable Insurance Company, to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and Phoenix’s ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements.   Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions.  Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance.  Our ability to maintain a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations.”  You are urged to carefully consider all such factors.  We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this new release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this news release, such statements or disclosures will be deemed to modify or supersede such statements in this news release.

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